Exhibit 10.7

BRIGHTSPARK CAPITOL CORP.

1300 17th Street North, Suite 820

Arlington, Virginia 22209

_______________, 2021

BrightSpark Capitol Sponsor LLC

1300 17th Street North, Suite 820

Arlington, Virginia 22209

Ladies and Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (the “Effective Date”) of the registration statement (the “Registration Statement”) for the initial public offering (the “IPO”) of the securities of BrightSpark Capitol Corp., a Delaware corporation (the “Company”), and continuing until the earlier of (i) the consummation by the Company of an initial business combination or (ii) the Company’s liquidation (in each case as described in the Registration Statement) (such earlier date hereinafter referred to as the “Termination Date”), BrightSpark Capitol Sponsor LLC (the “Sponsor”) shall make available to the Company certain office space and secretarial, administrative and support services as may be required by the Company from time to time, situated at 1300 17th Street North, Suite 820, Arlington, Virginia 22209 (or any successor location) and 305 West Pennsylvania Avenue, Towson, Maryland 21204 (or any successor location), respectively. In exchange therefore, the Company shall pay the Sponsor the sum of $20,000 per month on the Effective Date and continuing monthly thereafter until the Termination Date. The Sponsor hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies that may be set aside in a trust account (the “Trust Account”) that may be established upon the consummation of the IPO (the “Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever.

[Signature Pages Follow]

Very truly yours,

BRIGHTSPARK CAPITOL CORP.

By:
	Name:	Helena B. Foulkes
	Title:	Co-Chief Executive Officer

AGREED TO AND ACCEPTED BY:

BRIGHTSPARK CAPITOL SPONSOR LLC

By:
	Name:	Marla Beck
	Title:	Manager

[Signature Page to Administrative Services Agreement]